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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-03307 and File No. 333-28849) and Form S-8 (File No. 333-194211) of RFS Hotel Investors, Inc. of our report dated January 24, 2001, except for Note 9 as to which the date is February 20, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Dallas, Texas
MARCH 13, 2001